FRANKLIN STREET PROPERTIES

Investor Presentation - REITWeek 2014

June 2014

This presentation may contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Investors are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation, economic conditions in the United States, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events, expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases, real estate tax valuation reassessments and our failure to maintain our status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended. Readers are advised to refer to the “Risk Factors” section of our quarterly reports on Form 10-Q and our Annual Report on Form 10-K for additional information concerning these risks and uncertainties. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not undertake a duty to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise.

Unless otherwise indicated, all information contained in this presentation is as of March 31, 2014. This presentation contains references to Funds from Operations (“FFO”), Adjusted FFO (“AFFO”) and Adjusted EBITDA ("Adj. EBITDA"). Such measurements are non-GAAP (Generally Accepted Accounting Principles) financial measures. Please refer to pages 35 through 37 for definitions and reconciliations of GAAP net income to FFO and Adj. EBITDA. Past financial performance is not a guarantee of future financial performance. Franklin Street Properties Corp. (“FSP”) assumes no obligation to update or revise the financial information contained in this presentation.

2

FSP is a Leading Owner and Operator of Institutional Quality Office Assets in Major U.S. Markets

¡	FSP acquires high quality, Class A office properties in select urban infill and central business districts (CBD), with a primary emphasis on the top five markets of Atlanta, Dallas, Denver, Houston, and Minneapolis
¡	Portfolio of 39 office properties comprising 9.7 million square feet, all unencumbered
¡	2 office properties comprising 1.4 million square feet are non-consolidated investments
¡	FSP manages an additional 12 properties comprising 3.1 million square feet
¡	Diverse and stable tenant base with over 450 tenants
¡	Portfolio 94.5% leased at 3/31/2014
¡	Conservative capital structure with 4.9x fixed charge coverage
¡	FSP Partnership formed in 1997, converted to a REIT in 2002, and listed in 2005

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

3

Experienced and Committed Management Team

FSP FRANKLIN STREET PROPERTIES

Management Team Has Average of 27 Years of Real Estate Experience, 16 With FSP

	Position	Real Estate Experience	Experience at FSP
GEORGE J. CARTER	CEO / Founder / Chairman	40	22
BARBARA J. FOURNIER	EVP / COO / Director	35	22
JOHN G. DEMERITT	EVP / CFO	17	10
JANET P. NOTOPOULOS	EVP / President of Property Management / Director	39	17
SCOTT H. CARTER	EVP / General Counsel	15	9
JEFFREY B. CARTER	EVP / Chief Investment Officer	16	16
	Average	**27**	**16**

- **Publicly-Traded REIT since June 2005**
- **Proven investment track record**
- **Broad network of industry relationships**
- **Supported by 30+ employees**

Management / Board Are Aligned With Shareholders With Substantial Ownership Interests (10.2% of FSP)

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

4

Modern, Broadly Appealing and Well Amenitized Office Space in Institutional High Growth Markets

¡	Class A product catering to diverse tenant needs in growing industry verticals
¡	Proximity to significant in-place infrastructure, transportation and centers of trade / business
¡	Focus on sustainability to attract quality tenants, to enhance tenant satisfaction, and to boost operating efficiency
¡	17 owned properties have earned ENERGY STAR labels and / or LEED designations.

Portfolio Year Built / Renovated [1]

2006+
26%
Prior to 1999
34%
1999 - 2005
40%

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

(1)  Year built / renovated for FSP’s owned portfolio, weighted by rentable square feet.

5

National Platform in Top Office Markets

FRANKLIN STREET PROPERTIES

Geographically Diverse Portfolio – 13 of 17 Locations Are Amongst the Nation's Top 25 Office Markets[1]

Top 5 Core Market

Midwest

- 8 buildings
- 1.7 million SF
- 96.2% leased

West

- 9 buildings
- 2.4 million SF
- 89.8% leased

South

- 14 buildings
- 4.1 million SF
- 97.2% leased

East

- 8 buildings
- 1.4 million SF
- 93.0% leased

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

(1)  Based on list of top Metropolitan Statistical Areas per the US Office of Management and Budget.

6

Top Office Markets (1)

Market	RSF	% Portfolio
1. Denver	2,007,195	21%
2. Dallas - Fort Worth	1,345,247	14%
3. Atlanta	1,395,816	14%
4. Houston	1,191,630	12%
5. Minneapolis	628,019	6%
6. St. Louis	476,741	5%
7. Washington, D.C.	386,664	4%
8. Chicago	372,093	4%
9. Baltimore	325,445	3%
10. Richmond	298,456	3%
Top 10 Markets	8,427,306	87%
Other	1,258,749	13%
Total Portfolio	9,686,055	100%

Portfolio Composition: CBD / Infill vs. Suburban [1]

Suburban, 40%
CBD / Infill, 60%

Geographic Footprint [1]

East 15%
South 43%
Midwest 17%
West 25%

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

(1)  Percentages based on RSF.

7

No Single Tenant Represents More Than 4% of FSP’s Annualized Rent

							Remaining
					Annualized	% of	Lease Term
	Top Tenants	Industry	Tenant Use	Rating	Rent	Total	(Months) (1)
1.		Biotechnology R&D	Corporate Headquarters	Ba3	$8,821,181	3.9%	60
2.		Energy Services	General Office Use	Ba1 / BBB-	7,699,991	3.4%	95
3.		Energy Services	U.S. Corporate Headquarters	B1 / B	7,558,782	3.4%	95
4.		Legal Services	Legal Offices	--	7,410,774	3.3%	73
5.		Gov't / Public Administration	Various U.S. Agencies	Aaa / AAA	7,207,773	3.2%	4, 5, 9, 17, 50, 78
6.		Publishing Industry	Regional Offices	--	5,957,254	2.6%	36
7.		Energy Services	U.S. Corporate Headquarters	Baa1	4,969,982	2.2%	68
8.		Food & Agriculture	Corporate Headquarters	B2	4,792,432	2.1%	54
9.		Energy Services	Subleased to Conoco	Baa3 / BBB	4,439,625	2.0%	37
10.		Insurance	Corporate Headquarters	Baa1 / A-	4,304,802	1.9%	9
11.		Transportation / Logistics	Corporate Headquarters Campus	--	4,221,068	1.9%	87
12.		Banks & Credit Services	Corporate Headquarters	--	3,700,702	1.6%	113
13.		Banks & Credit Services	General Office Operations	Baa2 / A-	3,689,049	1.6%	33
14.		Banks & Credit Services	Offices & Small Retail Bank	Baa1 / BBB	3,679,500	1.6%	31, 90
15.		Radio Telephone Comm.	Subleased	Baa1	3,532,064	1.6%	59
Total					$81,984,979	36.3%

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

(1)  Remaining months of lease term as of March 31, 2014.

8

Diverse and Stable, High Quality Tenant Base

Tenant Type by Percentage of Rentable SF

Oil & Gas 16%
Banking 9%
Computer & IT Hardware, Services & Consulting 8%
Legal Services 7%
Insurance 6%
General Business Services 5%
Prof. Services Non Legal 5%
Architects & Engineers 4%
Communications 4%
Government 4%
Real Estate 4%
Medical Research 3%
Restaurants 3%
Financial Planning 2%
Medical Professionals 2%
Other 18%

Liberty Plaza
218,934 RSF
Dallas, TX

One Overton Park
387,267 RSF
Atlanta, GA

Legacy Tennyson Center
202,600 RSF
Plano, TX

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

9

Cash Flow Strength and Stability

With an Average of 8.9% of Square Feet Expiring Through 2018, Opportunity To Focus on Rental Rate Growth

Square Feet
2,000,000
1,600,000
1,200,000
800,000
400,000
0
4.8%
9.5%
9.8%
11.1%
9.3%
16.7%
6.7%
9.1%
17.5%
2014
2015
2016
2017
2018
2019
2020
2021
2022 +
Annualized Rent per SF
$24.73
$24.60
$20.60
$27.27
$27.76
$25.59
$27.93
$21.66
$22.41

¡	Well laddered lease maturity schedule adds operational flexibility
¡	Proactively working with tenants on renewals
¡	Opportunity for growth through mark-to-market of rents on expiring leases

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

Note: Graph shows lease maturities as a percentage of total square feet.

10

Proven Asset Management Platform

FSP FRANKLIN STREET PROPERTIES

Asset management platform and portfolio quality have rapidly improved since downturn, with 5 consecutive quarters of positive and increasing mark-to-market of rents

	2007	2008	2009
% Leased	93.0%	93.3%	84.4%

95.0%
92.0%
89.0%
86.0%
83.0%
80.0%
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
1Q10 85.4% $23.17
2Q10 85.3% $21.60
3Q10 82.4% $21.55
4Q10 85.6% $20.78
1Q11 88.4% $19.43
2Q11 86.9% $20.04
3Q11 88.1% $20.42
4Q11 88.7% $20.58
1Q12 89.0% $21.75
2Q12 90.0% $21.61
3Q12 89.9% $22.09
4Q12 94.0% $22.02
1Q13 94.4% $22.38
2Q13 94.4% $22.73
3Q13 93.8% $23.69
4Q13 94.1% $24.15
1Q14 94.5% $24.54
% Leased
Average Rent per SF

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

Note: Includes owned portfolio.

11

Strong Tenant Retention

FSP Has on Average Retained 76% of Tenant Square Footage Expiring Over the Last Three Years

891,707
655,205
73%
590,278
455,586
77%
1,195,232
926,620
78%
2011
2012
2013
RSF Expired
RSF Renewed

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

12

Positioned to Outperform

% RSF in Top 25 MSA [1]

91.0%
78.7%
FSP
FRANKLIN
STREET PROPERTIES
Peer Avg.(2)

Average Property Age in Years

16.0
22.6
FSP
FRANKLIN
STREET PROPERTIES
Peer Avg.(2)

% of Leases Expiring in Next 3 Years based upon square footage

24.1%
28.4%
FSP
FRANKLIN
STREET PROPERTIES
Peer Avg.(2)

__________

Source: SNL Financial as of May 16, 2014. Metrics represent total portfolio owned.

(1)  MSA ranked by total population determined by the U.S. Census Bureau as of May 3, 2013.

(2)  Peer average includes BDN, CLI, CUZ, HIW, LPT, PDM and PKY.

13

Proven Investment Track Record

Since 2005, FSP has closed on ~$1.9 billion of acquisitions

$600
$500
$400
$300
$200
$100
$0
$244
$112
$383
$173
$64
$96
$74
$0
$125
$0
$39
$0
$203
$97
$208
$0
$558
$12
2005
2006
2007
2008
2009
2010
2011
2012
2013
Average Annual Acquisition Volume Since 2011: $323 million
Historical Acquisitions
Historical Disposition Proceeds

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

Note: $ in millions

14

FSP’s strategy is to invest in select urban / suburban infill and CBD office properties that offer long-term appreciation potential, as well as current income. FSP has identified five core markets of focus that we believe have distinct drivers for long-term growth. These five markets are Atlanta, Dallas, Denver, Houston, and Minneapolis. Additionally, FSP has been and will continue to be a cyclical investor within diverse metropolitan areas across the US, including San Diego, South Florida, Silicon Valley / San Francisco, Greater Boston, Raleigh-Durham, several Midwestern markets, and Greater Washington, DC. FSP will continue to monitor these markets, as well as others, for selective opportunistic investments.

Five (5) Core Investment Principles:

☑	Invest in Geographic / Economic Diversification – Spread geographic and economic concentrations of properties / tenancy across regions and industries
☑	Invest in Markets Where FSP Has Long-Term Knowledge / Experience – Market understanding and history combined with deep local contacts contributes to best performance
☑	Invest in “Hub” Markets – Seek to invest in markets / properties that possess strong transportation and communications infrastructure that aids in facilitating the flow of goods, services, and people
☑	Invest in Cities / Markets with a Track-Record of Committed Investment into Infill and CBD Infrastructure Improvements – Expanding infrastructure investments into transportation (rail), housing, education, medical research / patient services, and cultural attractions signals positive prospects
☑	Invest in Markets / Cities where Macro / Global Long-Term Drivers are Identified that can Potentially Increase Employment Growth Over and Above Broader US Averages – Markets / Cities with dynamic and globally significant industry clusters can offer the potential of long-term above average growth rates

15

With Housing as a Strong Economic Driver, Atlanta is Regarded as the Economic Capital of the SE US

☑	Invest in Geographic / Economic Diversification – Atlanta possesses a diverse economy that is well-positioned within the high growth US sunbelt
☑	Invest in Markets Where FSP Has Long-Term Knowledge / Experience – FSP and / or its affiliates first began investing in Atlanta in January 2003
☑	Invest in “Hub” Markets – Atlanta is a major transportation (Hartsfield International Airport and highway system) and cultural center for SE US. Emory University and Georgia Tech supply deeply talented labor force
☑	Invest in Cities / Markets with a Track-Record of Committed Investment into Infill and CBD Infrastructure Improvements – Atlanta has seen committed “densification” investment in MARTA Light Rail, highway expansion, and infill housing
☑	Invest in Markets / Cities where Macro / Global Long-Term Drivers are Identified that can Potentially Increase Employment Growth Over and Above Broader US Averages – Traditional local housing, as well as from the manufacturing of building materials and home furnishings for broader US consumption, have the potential to generate meaningful demand drivers to spur growth above the national average

16

Diversified Economy that is Strong in Professional Services, Transportation, Technology, and Energy. Dallas is Home to Many Corporate Headquarters.

☑	Invest in Geographic / Economic Diversification – Dallas possesses a highly diversified economy that is well-positioned within the fast growing Sunbelt State of Texas
☑	Invest in Markets Where FSP Has Long-Term Knowledge / Experience – FSP and / or its affiliates first began investing in Dallas in December 2000
☑	Invest in “Hub” Markets – Dallas is a major transportation and distribution center hub (DFW Airport and highway system – Cross-Roads for NAFTA Trade) and a cultural center for the supply a deeply talented labor force. Baylor University, Southern Methodist University, and Texas Tech
☑	Invest in Cities / Markets with a Track-Record of Committed Investment into Infill and CBD Infrastructure Improvements – Dallas has seen committed “densification” investment in DART Light Rail, highway expansion (LBJ), and infill housing
☑	Invest in Markets / Cities where Macro / Global Long-Term Drivers are Identified that can Potentially Increase Employment Growth Over and Above Broader US Averages – Dallas has robust industry drivers in financial services, transportation, technology, and energy, that have the potential to generate meaningful demand drivers to spur growth above the national average

17

Diversified Economy that is Strong in US Domestic Energy & Natural Resources, Transportation, and Technology. Highly Educated Workforce and Strong Population Growth.

☑	Invest in Geographic / Economic Diversification – Denver possesses a highly diversified economy that is well-positioned within the fast growing western US.
☑	Invest in Markets Where FSP Has Long-Term Knowledge / Experience – FSP and / or its affiliates first began investing in Colorado (Colorado Springs) in September 2000
☑	Invest in “Hub” Markets – Denver is a major transportation (DIA Airport and highway system) and cultural center for the US. Deep and talented labor force. University of Colorado, Colorado State University, University of Denver, and Colorado School of Mines
☑	Invest in Cities / Markets with a Track-Record of Committed Investment into Infill and CBD Infrastructure Improvements – Denver has seen committed “densification” investment in its Light Rail system and nationally acclaimed downtown Union Station redevelopment, as well as significant investments into infill housing
☑	Invest in Markets / Cities where Macro / Global Long-Term Drivers are Identified that can Potentially Increase Employment Growth Over and Above Broader US Averages – Denver has robust drivers in diverse industries, with surging domestic energy and natural resources specifically having the potential to generate meaningful growth above the national average

18

Diversified Economy that is the Global Leader in Energy. Strong in Trade and Exports due to Gulf Coast Location. Highly Educated Workforce and Strong Population Growth.

☑	Invest in Geographic / Economic Diversification – Houston possesses a robust Gulf Coast economy that is well-positioned within the fast growing Sunbelt of the US
☑	Invest in Markets Where FSP Has Long-Term Knowledge / Experience – FSP and / or its affiliates / predecessors first began investing in Houston with Apartments in June 1993 and in Office Properties in June 2002
☑	Invest in “Hub” Markets – Houston is a major transportation (Houston Ship Channel and the George Bush Intercontinental Airport) and cultural center for the US. Deep and talented labor force. Rice University, University of Texas, and the University of Houston
☑	Invest in Cities / Markets with a Track-Record of Committed Investment into Infill and CBD Infrastructure Improvements – Houston has seen committed “densification” investment into core locations downtown with Light Rail, and with major infill urban housing investments in key locations across the metro area
☑	Invest in Markets / Cities where Macro / Global Long-Term Drivers are Identified that can Potentially Increase Employment Growth Over and Above Broader US Averages – Houston has the unique distinction of being the Global Energy Capital to the World. Such clustering of energy companies provides the potential to generate meaningful growth above the national average

19

Diversified Economy in US Food-Belt that Possesses a Highly Educated Workforce and Strong Spirit of Innovation

☑	Invest in Geographic / Economic Diversification – Minneapolis possesses a highly diversified economy and highly educated/talented workforce. Financial services, food, retail, medical, industrial, and technology industries all well-represented
☑	Invest in Markets Where FSP Has Long-Term Knowledge / Experience – FSP and / or its affiliates/predecessors first began investing in Minneapolis in October 2004
☑	Invest in “Hub” Markets – Minneapolis is a major transportation (Mississippi River and the Minneapolis Saint-Paul International Airport) and cultural center for the US. Deep and talented labor force. University of Minnesota
☑	Invest in Cities / Markets with a Track-Record of Committed Investment into Infill and CBD Infrastructure Improvements – Minneapolis has seen committed “densification” investment into core locations downtown with Light Rail expansion, Sporting Venues, and with major infill urban housing investments
☑	Invest in Markets / Cities where Macro / Global Long-Term Drivers are Identified that can Potentially Increase Employment Growth Over and Above Broader US Averages – Minneapolis is a highly diverse economy that counts food as a major economic driver. Additionally, Minneapolis is strong in financial services, technology, retail, and the medical industries

__________

(1) Asset managed by FSP.

20

Historical Dividends and FFO Payout Ratio

FRANKLIN STREET PROPERTIES

Dividends per Share

$1.24
$1.00
$0.76
$0.76
$0.76
$0.76
$0.76
$0.19
2007
2008
2009
2010
2011
2012
2013
1Q14

FFO Payout Ratio

117%
102%
78%
90%
87%
78%
70%
66%
2007
2008
2009
2010
2011
2012
2013
1Q14

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

21

Balance Sheet Positioned for Growth

FSP Maintains a Conservative Capital Structure by Funding Growth Through a Balance of Unsecured Debt and Equity

Capitalization

Revolver
14%
Term Loan
29%
Equity
57%

Debt Maturity Schedule

$317
$400
$220
2014
2015
2016
2017
2018
2019
2020
Revolver
Term Loans

- ☑ No Preferred Stock or Convertible Debt
- ☑ 100% Unencumbered Asset Base
- ☑ ~$200 million in Available Liquidity
- ☑ No Near-Term Debt Maturities
- ☑ 66% of Debt is Fixed Rate
- ☑ 2.4% Weighted Average Interest Rate

__________

Source: Public Company filings and disclosures as of March 31, 2014.

Note: $ in millions.

22

Conservative Capital Structure

Net Debt / LQA EBITDA [1][2]

6.5x
6.2x
FSP FRANKLIN STREET PROPERTIES
Peer Avg.(5)

Interest Coverage Ratio [3]

4.9x
3.5x
FSP FRANKLIN STREET PROPERTIES
Peer Avg.(5)

Fixed Charge Coverage Ratio [3][4]

4.9x
3.5x
FSP FRANKLIN STREET PROPERTIES
Peer Avg.(5)

__________

Source: Public Company filings and disclosures as of March 31, 2014.

(1)	Different REITs may calculate Adjusted EBITDA in different ways. Please refer to page 37 for FSP’s definition of Adjusted EBITDA and for a reconciliation of GAAP net income to Adjusted EDITDA. Adjusted EBITDA is a non-GAAP financial measure on which undue reliance should not be placed.
(2)	The metric of Net Debt is defined as total debt less cash and cash equivalents, which is divided by annualized Q1 2014 Adjusted EBITDA.
(3)	Metric calculated using most recent quarterly data.
(4)	HIW does not include principal amortization.
(5)	Peer average includes BDN, CLI, CUZ, HIW, LPT, PDM and PKY.

23

Attractive Valuation Metrics

Dividend Yield
6.1%
4.2%
FSP FRANKLIN STREET PROPERTIES
Peer Avg. (1)

Price / Consensus 2014E FFO
11.0x
13.5x
FSP FRANKLIN STREET PROPERTIES
Peer Avg. (1)

Price / Consensus 2014E AFFO
15.0x
22.2x
FSP FRANKLIN STREET PROPERTIES
Peer Avg. (1)

__________

Source: SNL Financial as of May 16,2014.

(1)  Peer average includes BDN, CLI, CUZ, HIW, LPT, PDM and PKY.

24

¡	Preserve and advance portfolio quality by acquiring high quality assets in high quality markets and maintaining existing assets with sufficient capex
¡	Continue our simple business model
¡	Recycle assets where value is fully realized
¡	Pursue external growth opportunities in our target markets at the right price
¡	Maintain conservative leverage to minimize risk and allow full financial flexibility

25

Appendix

26

999 Peachtree – Midtown Atlanta, GA

¡	Acquisition of Class A, office property for $157.9 million or $254 per rentable SF
¡	Attractive purchase price at significant discount to replacement cost
¡	28 story, multi-tenant office building totaling 621,007 rentable SF
¡	~ 95% leased to diversified tenant base including legal professionals, financial services
¡	Closed July 1, 2013

Value-Add Potential

¡	Lease-up vacant space (33,000 SF) (an entire midrise floor)
¡	Push rents higher by marking-to-market below market rents
¡	Explore retail expansion (footprint)
¡	Major push in the local market for more retail

27

High Quality Asset	¡ 9 story parking garage with covered walkway ¡ Conference center and fitness center ¡ LEED Silver Certified
High Visibility Location	¡ 10th & Peachtree is one of Atlanta’s most prized intersections ¡ Across from the Federal Reserve and the midtown MARTA light rail station
City / Submarket Momentum	¡ Atlanta office market has experienced 8 consecutive quarters of positive absorption ¡ Strong growth and demand for luxury residential
Vibrant Urban Center	¡ 24/7 urban infill, pedestrian friendly environment ¡ Well-served by public transportation & MARTA Rail ¡ Cultural attractions – High Museum Art, Atlanta Symphony & Piedmont Park
Retail / Hospitality Amenities	¡ Located within planned “Midtown Mile” of mixed-use pedestrian friendly shopping district ¡ Premier Empire State South restaurant on location ¡ Hyatt Midtown Atlanta opened in 2013 next door

28

1999 Broadway – Downtown Denver, CO

¡	Acquisition of Class A, office property for $183.0 million or $269 per rentable SF
¡	Attractive purchase price at significant discount to replacement cost
¡	43 story, multi-tenant office building totaling 680,277 rentable SF
¡	~96% leased to diversified tenant base including financial services, energy services
¡	Closed May 22, 2013

Value-Add Potential

¡	Lease-up vacant space (23,000 SF) (Including entire top Floor)
¡	Push rents higher by marking-to-market below market rents
¡	Best views in city available for lease on top floor of property

29

High Quality Asset	¡ Includes underground parking as well as a freestanding 9 story parking garage ¡ Fitness center and conference rooms ¡ LEED Silver Certified
High Visibility Location	¡ Most accessible downtown tower ¡ Only CBD tower served by a two-directional FasTracks stop/station at front door
City / Submarket Momentum	¡ Denver office market has experienced 5 consecutive quarters of positive absorption ¡ Strong growth and demand for luxury residential
Vibrant Urban Center	¡ 24/7 urban, pedestrian friendly environment ¡ Well-served by public transportation ¡ Cultural capital of the city – numerous performing arts centers, museums and sports venues
Retail / Hospitality Amenities	¡ 16th Street Mall, the Denver Pavilions and LoDo shopping attractions in close proximity to property ¡ Stop planned on Downtown Denver Circulator bus ¡ Five-Star Brown Palace hotel within two blocks

30

TCF Tower & Bank Building – Downtown Minneapolis, MN

¡	Acquisition of Class B, office tower and ancillary low-rise bank building for $40.5 million or ~$85 per rentable SF
¡	Attractive purchase price at significant discount to replacement cost
¡	17 story, multi-tenant office building totaling ~300,000 rentable SF
¡	4 story low-rise building totaling ~170,000 rentable SF
¡	Intended to be long-term development play with strong initial coupon
¡	Closed June 29, 2010 - ~90% leased at purchase

Value-Add Potential

¡	Low-rise building represents one of downtown’s best remaining development sites – adjacent to and connected to the Landmark Foshay Tower (a W Hotel) and caddy-corner to the IDS Center
¡	Site could potentially support a 600,000 to 700,000 SF tower development according to an initial architectural review by Pikard-Chilton conducted by Seller (Ryan Properties).
¡	FSP priced-in up front at purchase the anticipated departure of TCF Bank at end of December of 2015, which would open up exploring development opportunities to further add value to the site
¡	Strengthening Minneapolis economy and office market

31

Quality Asset	¡ Includes an integrated 5 story parking ramp ¡ Finishing complete elevator modernization ¡ Finishing full skyway level amenity makeover
High Visibility Class “A” Location	¡ Highly accessible downtown tower ¡ Full Skyway connectivity to Nicollet Mall and IDS Crystal Court amenities ¡ Best of Class location in downtown
City / Submarket Momentum	¡ Downtown Minneapolis office market has experienced 2 consecutive quarters of positive absorption ¡ Strong growth and demand for downtown residential and retail
Vibrant Urban Center	¡ 24/7 urban, pedestrian friendly environment ¡ Well-served by public transportation ¡ Cultural area with numerous performing arts centers, museums and sports venues
Retail / Hospitality Amenities	¡ Nicollet Mall contains numerous shopping attractions in close proximity to property ¡ Pedestrian friendly environment with Skyway ¡ Connected to W Hotel

32

Proven track record of selling assets when value has been deemed to be maximized and reinvesting proceeds into new high potential assets

¡	Historically monetized assets for the following reasons:
¡	Exit heated markets when achievable prices reflect value maximization for shareholders
¡	Size / age / efficiency of operation considerations
¡	Realize / maximize return on investment life cycle relative to time horizon of invested capital

Fairview – Falls Church, VA Case Study

¡	FSP sold asset in January 2011
¡	Net sales proceeds of $89.4 million
¡	Realized a $19.6 million gain on sale

Goldentop Technology Center – San Diego, CA Case Study

¡	FSP exited Goldentop Technology Center in June 2007
¡	Net sales proceeds of $36.2 million
¡	Realized a $14.7 million gain on sale

Recognized a net gain on sale of ~$123 million on ~$491 million of non-core disposition proceeds since 2005

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

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100% of office space leased through 2021 with two full-building tenants

¡	FSP’s leasing strategy focuses on long-term value creation
¡	Successfully leased 100% of office space to high quality tenants with long term leases
¡	FSP acquisition team targeted Greenwood Plaza due to planned development of light rail station close to property
¡	At acquisition, 100% leased to a single tenant (Sybase)
¡	Sybase subleased ~75% to various other subtenants
¡	April 2010: Sybase lease expires and FSP retains ~25% of existing subtenants for balance of 2010
¡	January 2011: FSP signs DirecTV to a 130 month lease for all of Building I ‘s office space (66,226 rentable SF)
¡	November 2012: FSP signs Kaiser Permanente to a 130 month lease for all of Building II’s office space (120,979 rentable SF)
¡	Lack of new construction and strong Denver office market led to a competitive leasing environment

Location:	Englewood, CO
Address:	6550 & 6560 Greenwood Plaza Boulevard
Year Built:	2000
Size:	196,236 SF
Acquisition Date:	February 2005
Acquisition Price:	$44.1 million
Key Highlights:	■ Café and day care center on site ■ Glass atrium adjoining two buildings ■ Energy Star Labeled, LEED Gold

__________

Source: Public Company filings and disclosures as of March 31, 2014, Bloomberg and FSP Management as of May 16, 2014.

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	Three					For the	For the
	Months Ended	For the Three Months Ended:				Year Ended	Year Ended
	31-Mar-14	31-Mar-13	30-Jun-13	30-Sep-13	31-Dec-13	31-Dec-13	31-Dec-12

Net income	$3,573	$4,401	$4,741	$4,094	$6,591	$19,827	$7,633

Gain (loss) on sale, less applicable income tax	—	—	—	—	(2,158)	(2,158)	14,826
GAAP income from non-consolidated REITs	484	188	196	431	543	1,358	(2,033)
FFO from non-consolidated REITs	419	647	696	459	346	2,148	4,124
Depreciation & amortization	24,289	15,984	17,044	22,176	23,886	79,090	55,518
NAREIT FFO*	28,765	21,220	22,677	27,160	29,208	100,265	80,068
Acquisition costs	14	17	133	406	12	568	287
Funds From Operations (FFO)*	$28,779	$21,237	$22,810	$27,566	$29,220	$100,833	$80,355

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	28,779	21,237	22,810	27,566	29,220	100,833	80,355
Reverse FFO from non-consolidated REITs	(419)	(647)	(696)	(459)	(346)	(2,148)	(4,124)
Distributions from non-consolidated REITs	27	27	27	27	26	107	2,810
Amortization of deferred financing costs	499	429	429	456	499	1,813	2,052
Straight-line rent	(1,783)	(657)	(1,186)	(2,078)	(1,862)	(5,783)	(4,463)
Building improvements	(1,119)	(1,118)	(1,622)	(1,552)	(1,479)	(5,771)	(3,712)
Tenant improvements	(1,133)	(1,729)	(5,754)	(4,596)	(2,992)	(15,071)	(13,037)
Leasing commissions	(1,112)	(2,813)	(1,087)	(3,821)	(1,536)	(9,257)	(7,427)
Adjusted Funds From Operations (AFFO)*	$23,739	$14,729	$12,921	$15,543	$21,530	$64,723	$52,454

Per Share Data:
EPS	$0.04	$0.05	$0.05	$0.04	$0.07	$0.21	$0.09
FFO*	0.29	0.26	0.25	0.28	0.29	1.07	0.97
AFFO*	0.24	0.18	0.14	0.16	0.21	0.69	0.63

Weighted Average Shares (basic and diluted)	100,187	82,937	91,847	100,187	100,187	93,855	82,937

*See page 36 for definitions of these Non-GAAP measures.

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Definition of Funds From Operations (FFO)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition in our table and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Definition of Adjusted FFO (AFFO)

The Company defines AFFO as the sum of (1) FFO; (2) less the effect of straight-line rent; (3) plus deferred financing costs, (4) less recurring capital expenditures that are generally for (a) maintenance of properties or are second generation capital expenditures or what we call non-investment capex, (b) tenant improvements, (c) leasing commissions; and (4) plus non-cash compensation expenses, if any. AFFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

36

EBITDA is defined as net income plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Adjusted EBITDA Reconciliation
	Three Months Ended	Three Months Ended
	31-Mar-14	31-Mar-13
Net Income	$3,573	$4,401
Interest Expense	7,176	4,208
Depreciation & amortization	24,300	15,984
Income Taxes	137	119
EBITDA	35,186	24,712
Excluding (gain) loss on sale, less applicable income tax	—	—
Adjusted EBITDA	$35,186	$24,712

__________

Note: $ in millions.

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